SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                     FORM 8-K

                                   CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



Date of Report (date of earliest event reported): May 15, 2002



                             THE MONARCH CEMENT COMPANY
              (exact name of registrant as specified in its charter)



          KANSAS                          0-2757               48-0340590
(state or other jurisdiction            Commission          (I.R.S. employer
of incorporation or organization        file number        identification no.)


         P.O. BOX 1000, HUMBOLDT, KANSAS                     66748-0900
    (address of principal executive offices)                 (zip code)


Registrant's telephone number, including area code:  (620) 473-2222




                        (former name, former address and former
                       fiscal year, if changed since last report)



Item 4.  Changes in Registrant's Certifying Accountant

     On May 15, 2002, management of The Monarch Cement Company (the "Company"), approved dismissal of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditors and the appointment of KPMG LLP to serve as the Company's independent auditors for the year ending December 31, 2002. The change is effective May 15, 2002. Although the decision to change independent auditors was not recommended or approved by the Board of Directors, management intends to ask the Board to ratify the change at the Board's next regular meeting scheduled for August 16, 2002.

     Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 and the subsequent quarter ended March 31, 2002, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated May 15, 2002, stating its agreement with such statements.

     During the years ended December 31, 2001 and 2000 and through May 15, 2002, the Company did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


Item 7 - Financial Statements and Exhibits

         (c)  Exhibits.

              16 - Letter from Arthur Andersen to the Securities and Exchange Commission dated May 15, 2002.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        The Monarch Cement Company


Date      May 15, 2002                  /s/ Lyndell G. Mosley
                                        Lyndell G. Mosley, CPA
                                        Chief Financial Officer and
                                        Assistant Secretary-Treasurer





Exhibit 16


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

May 15, 2002

Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated May 15, 2002, of The Monarch Cement Company to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP